CapForce IBD® Breakout Opportunities ETF
Schedule of Investments
July 31, 2026 (Unaudited)

COMMON STOCKS - 96.1%	Shares	Value
Banks - 31.0% (a)
Bank of America Corp.	12,087	$ 748,790
Bank of New York Mellon Corp.	2,009	314,067
FB Financial Corp.	5,474	330,520
Goldman Sachs Group, Inc. (b)	748	761,748
PNC Financial Services Group, Inc.	2,981	744,862
UBS Group AG (b)	18,795	991,248
US Bancorp	17,759	1,118,995
		5,010,230

Biotechnology - 23.9%
Bicara Therapeutics, Inc. (c)	42,028	1,138,959
Kiniksa Pharmaceuticals International PLC (c)	5,138	381,959
Liquidia Corp. (c)	7,518	632,339
TG Therapeutics, Inc. (c)	11,571	602,039
Travere Therapeutics, Inc. (c)	19,803	1,106,789
		3,862,085

Diversified Financial Services - 6.2%
Enova International, Inc. (c)	679	172,561
Intercorp Financial Services, Inc.	2,618	152,655
Raymond James Financial, Inc. (b)	3,815	671,364
		996,580

Environmental Control - 6.6%
Waste Management, Inc.	4,753	1,076,792

Food - 1.2%
Chefs' Warehouse, Inc. (c)	1,694	195,403

Healthcare-Services - 3.9%
Encompass Health Corp.	5,726	635,987

Iron/Steel - 0.8%
Carpenter Technology Corp. (b)	266	138,230

Leisure Time - 4.1%
Viking Holdings Ltd. (c)	6,440	672,014

Office Furnishings - 6.3%
Interface, Inc.	29,561	1,012,760

Pharmaceuticals - 9.2%
Eli Lilly & Co.	273	313,634
Enliven Therapeutics, Inc. (c)	21,441	1,175,181
		1,488,815

Pipelines - 2.0%
Hess Midstream LP - Class A (b)	7,875	321,536

Semiconductors - 0.9%

ASML Holding NV	91		148,239
TOTAL COMMON STOCKS (Cost $15,152,894)			15,558,671

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 14.2%	Units		Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.79% (d)	2,288,621		2,288,621
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $2,288,621)			2,288,621

MONEY MARKET FUNDS - 3.9%	Shares		Value
First American Treasury Obligations Fund - Class X, 3.60% (d)	633,715		633,715
TOTAL MONEY MARKET FUNDS (Cost $633,715)			633,715

TOTAL INVESTMENTS - 114.2% (Cost $18,075,230)			18,481,007
Liabilities in Excess of Other Assets - (14.2)%		(0.14239)	(2,303,467)
TOTAL NET ASSETS - 100.0%			$ 16,177,540

Percentages are stated as a percent of net assets.

PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(b)	All or a portion of this security is on loan as of July 31, 2026. The fair value of these securities was $2,233,031.
(c)	Non-income producing security.
(d)	The rate shown represents the 7-day annualized yield as of July 31, 2026.

Summary of Fair Value Disclosure as of July 31, 2026 (Unaudited)

FASB established a framework for measuring fair value in accordance with U.S. GAAP. Under ASC Topic 820, “Fair Value Measurement” (“ASC 820”), various inputs are used in determining the value of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:
Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The following table summarizes valuation of the Funds’ investments under the fair value hierarchy as of July 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 15,558,671	$ –	$ –	$ 15,558,671
Short-Term Investments	2,288,621	–	–	2,288,621
Money Market Funds	633,715	–	–	633,715
Total Investments	$ 18,481,007	$ –	$ –	$ 18,481,007